SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  April 7, 1998



                     MEADOWBROOK REHABILITATION GROUP, INC.
             (Exact name of registrant as specified in its charter)


    Delaware                       0-19726                   94-3022377
(State or other                (Commission File          (I.R.S.  Employer
jurisdiction of                 Number)                   Identification Number)
incorporation)


              2000 Powell Street, Suite 1203, Emeryville, CA 94608 (Address of principal executive offices)


               Registrant's telephone number, including area code:
                                 (510) 420-0900








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Item 5.           Other Events

         On April 7, 1998, the Registrant announced that it had entered into an Agreement and Plan of Merger (the "Agreement") by and among the Registrant, Interset, Inc., a wholly owned subsidiary of the Registrant ("Interset") and Cambio Networks, Inc. ("Cambio"). The Agreement provides that the Registrant will acquire each issued and outstanding share of common and preferred stock of Cambio through the merger of Interset with and into Cambio, which will become a wholly owned subsidiary of the Registrant. Under the terms of the Agreement, Cambio's current shareholders will receive the Registrant's Class A Common Stock representing 32.5% of the outstanding Class A and Class B Common Stock at the time of the closing. The closing of the merger is subject to several conditions, including the approval of the stockholders of each of the Registrant and Cambio. Based in Bellevue, Washington, Cambio is a network management inventory software company providing services to financial, telephony, medical and Y2K markets in both the US and Common Market.

         A copy of the press release announcing the execution of the Agreement is attached as Exhibit 99.1 and is incorporated herein by reference.

         On April 3, 1998, the Registrant and Cambio executed a Secured Bridge Financial Note (the "Note") to which the Registrant agreed to provide Cambio with a loan of up to five hundred thousand dollars ($500,000), to finance its ongoing operations. The note bears interest at 8% per annum and is due the earliest of (1) July 31, 1998; (2) the closing of the acquisition discussed above; or (3) the occurrence of certain events as defined in the Note.

Item  7.          Financial Statements and Exhibits

         (c)      Exhibits:

                  Exhibit 2.1       Agreement  and  Plan of  Merger,  dated
                                    April  7,  1998,   between  the  Registrant,
                                    Cambio's majority shareholders and Cambio.

                  Exhibit 2.2 Secured Bridge Financial Note dated April 3, 1998 between the Registrant and Cambio.

                  Exhibit 99.1 Press release dated April 7, 1998 announcing the execution of the Agreement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MEADOWBROOK REHABILITATION GROUP, INC.


                                          By: /s/ Harvey Wm. Glasser, M.D.
                                          Harvey Wm. Glasser, M.D.
                                          President and Chief Executive Officer
Dated:   April 22, 1998


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                       SECURITIES AND EXCHANGE COMMISSION

                                    EXHIBITS
                                       TO
                                    FORM 8-K

                               DATED APRIL 7, 1998